                                                                     EXHIBIT 10B


                               FIRST BANK SYSTEM

                            1987 STOCK OPTION PLAN

                                 (AS AMENDED)

                               FIRST BANK SYSTEM
                            1987 STOCK OPTION PLAN
                                 (as amended)


                        Section 1.  Purpose and Effect
                                    ------------------

          (a) The purpose of this Plan is to promote the interest of First Bank System, Inc. (the "Company") and its shareholders by providing a method whereby officers and other key employees of the Company and its subsidiaries may be encouraged to invest in the Company's Common Stock and thereby increase their proprietary interest in its business, encourage them to remain in the employ of the Company and increase their personal interest in its continued success and progress.

          (b) This plan is subject to approval by the shareholders of the Company on or before January 1, 1987. No options shall be granted and the Company shall have no obligation of any nature whatsoever to any employee or other person arising out of either this plan or any options to be granted hereunder unless the shareholders shall have approved the plan.

          (c) Options granted under the plan may be either "incentive stock options" as defined in Section 422A of the Internal Revenue Code of 1954, as amended (the "Code") or options which do not so qualify (herein called "nonqualified options").

          (d) The plan will not confer upon any optionee any right with respect to continuance of employment by the Company or by a subsidiary of the Company, nor will it affect in any way the right of the optionee's employer to terminate the employment of the optionee.

                          Section 2.  Administration
                                      --------------

          (a) The Board of Directors shall designate from its members a committee (hereinafter referred to as the "Committee"), which Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the plan as may from time to time be issued or adopted by the Board, to interpret the provisions and supervise the administration of the plan. None of the Committee members shall be eligible to receive options. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

          (b) Each option shall be evidenced by an option agreement which shall contain such terms and conditions as may be approved by the Committee and shall be signed by an officer of the Company and the employee.

          (c) All decisions made by the Committee pursuant to the provisions of the plan and related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, shareholders, employees and optionees.

                    Section 3.  Shares Subject to the Plan
                                --------------------------

          (a) The shares to be delivered upon exercise of options granted under the plan shall be made available, at the discretion of the Board of Directors, either from the authorized but unissued shares of the Company's Common Stock or from shares of Common Stock reacquired by the Company, including shares purchased in the open market.

          (b) Subject to adjustments made pursuant to the provisions of paragraph (c) of this Section 3, the aggregate number of shares of Common Stock to be delivered upon exercise of all options which may be granted under this plan shall not exceed 1,300,000 shares. If an option granted under the plan shall expire or terminate for any reason during the term of the plan and prior to exercise in full, the shares which were subject to but not delivered under such option shall be available for the grant of other options thereafter.

          (c) In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or other change in corporate structure affecting the Company's Common Stock, such adjustment shall be made in the aggregate number of shares subject to the plan, and the number and option prices of shares subject to options granted under the plan as may be determined to be appropriate by the Board of Directors upon recommendation by the Committee.

                   Section 4.  Eligibility and Participation
                               -----------------------------

          The employees eligible to receive options shall consist of salaried officers and other key employees of the Company and its subsidiaries (whether or not directors of the Company). "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Subject to the limitations of the plan, the Committee shall select the employees to be granted options, determine the number and option price of the shares subject to each option, determine the times or rates at which each option shall become exercisable and determine the time when each option shall be granted. More than one option may be granted to the same employee.

                Section 5.  Term of the Plan and Option Period
                            ----------------------------------

          The term during which options may be granted under this plan shall commence on January 1, 1987 and shall expire on February 28, 1992. The maximum period during which each option may be exercised shall be fixed by the Committee at the time such option is granted but shall in no event exceed ten years.

                           Section 6.  Option Price
                                       ------------

          The price at which shares may be purchased upon exercise of a particular option shall be not less than 100 percent of the fair market value of such shares at the time such option is granted, as determined by the Committee. For this purpose such fair market value shall be the closing price as reported in the composite quotations for the principal stock exchange on which the Company's Common Stock is traded on the day the option is granted.

                       Section 7.  Maximum Option Grants
                                   ---------------------

          (a) The aggregate fair market value of the shares (determined in accordance with Section 6 of the plan as of the time an option is granted) for which any employee may be granted incentive stock options in any calendar year shall not exceed $100,000 (or such larger maximums as may hereafter be permitted under Section 422A of the Code) plus any "unused limit carry-over" as defined in Section422A of the Code and the regulations issued thereunder.

          (b) Nonqualified options may be granted without regard to the foregoing annual limitation; and any option which is intended to be treated as an incentive stock option but would exceed such limitation shall, to the extent of the excess, be treated as a nonqualified stock option. Each option or portion of an option which is intended to be treated as an incentive stock option and which qualifies under Section 422A of the Code will be clearly identified as an incentive stock option and each option or portion of an option not so qualifying will be clearly identified as a nonqualified stock option. Upon exercise of an option which is in part an incentive stock option and in part a nonqualified option, separate stock certificates will be issued for the qualifying portion and the nonqualified portion.

                        Section 8.  Exercise of Option
                                    ------------------

          (a) Except in case of death, disability, retirement or termination of employment as hereinafter provided, each option granted under this plan may be exercised only during the continuance of the optionee's employment with the

Company or its subsidiaries (or a corporation or a subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code
Section 425(a) applies). Subject to the foregoing limitation, each option shall be exercisable at such time or times and with respect to such number of shares as shall be fixed by the Committee and set forth in the option agreement.

          (b) No incentive stock option granted hereunder to an employee shall be exercisable at any time while there is outstanding any option, qualifying as an incentive stock option under Section 422A of the Code, previously granted to such employee to purchase stock in the Company or in a corporation which (at the time of the granting of such option) is a parent or subsidiary corporation of the Company, or in a predecessor corporation of any such corporation. Any incentive stock option shall be treated as outstanding until such option is exercised in full or expires by reason of lapse in time.

          (c) No shares shall be delivered pursuant to the exercise of an option, in whole or in part, until qualified for delivery under such laws and regulations as may be deemed by the Committee to be applicable thereto and until payment in full of the option price therefore is received by the Company. When exercising options in whole or in part, under rules established by the Committee, optionee may be permitted to pay the exercise price either in cash or in shares of the Company's Common Stock or any combination thereof. Stock used to pay the exercise price of any option in whole or in part shall be valued at the closing price as reported in the composite quotations for the principal stock exchange on which the Company's Common Stock is traded on the date of payment. No optionee, or the legal representative, legatee, or distributee of an optionee, shall be deemed to be a holder of any shares subject to such option unless and until the certificate or certificates therefor have been issued.

          (d) The Committee may, in its discretion, accelerate the exercise date for any unexercisable option when the Committee deems such action to be appropriate under the circumstances.

                   Section 9.  Nontransferability of Options
                               -----------------------------

          An option granted under the plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the employee to whom granted, may be exercised only by such employee.

         Section 10.  Death, Retirement and Termination of Employment
                      -----------------------------------------------

          (a) In the event that an optionee shall cease to be employed by the Company or its subsidiaries for any reason other than gross and willful misconduct, death, disability or retirement, such optionee shall have the right to exercise the option at any time within three months after such termination of employment to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

          (b) In the event that an optionee shall cease to be employed by the Company or its subsidiaries by reason of gross and willful misconduct during the course of employment, including but not limited to wrongful appropriation of funds of the employer or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

          (c) Upon termination of employment by reason of disability or retirement, an optionee may purchase all or part of the shares with respect to which such optionee becomes entitled to exercise such option in accordance with the provisions of Section 8 hereof as though such retirement or disability never occurred.

          (d) If the optionee shall die while in the employ of the Company or a subsidiary or within three months after termination of employment for any reason other than gross and willful misconduct, and such optionee shall not have fully exercised the option, such option may be exercised at any time within twelve months after the date of death by the personal representatives, administrators, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of death or termination of employment, if earlier, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

                        Section 11.  Change in Control
                                     -----------------

          In the event of a change in control, all options granted under this plan shall be immediately exercisable, notwithstanding any other provision of this plan. For this purpose, a change in control shall mean any of the following events:

          (a) The merger or consolidation of the Company with, the sale of all or substantially all the assets of the Company to, or the ownership of twenty percent (20%) or more of the total voting capital stock of the Company then issued and outstanding by, any person, or group of associated persons or entities not affiliated with the Company as of the date of this Agreement, either with or without the consent of the Company, or

          (b) A situation where individuals who were members of the Board of the Company or Subsidiary immediately prior to a meeting of the shareholders of the Company or Subsidiary involving a contest for the election of directors do not constitute a majority of the Board immediately following such election, unless the election of such new directors was recommended to the shareholders by management of the Company or such Subsidiary.

          (c)  A tender offer for the Company's stock.

               Section 12.  Amendments and Discontinuance
                            -----------------------------

          The Board of Directors may amend, suspend or discontinue the plan, but may not, without the approval of the Company's shareholders, make any amendment which would (a) abolish the Committee, change the qualifications of its members, or withdraw the administration of the plan from its supervision, (b)make any material change in the class of eligible employees as defined in the plan, (c) increase the total number of shares for which options may be granted under the plan, (d) extend the term of the plan or the maximum option period, (e) decrease the minimum option price, or (f) permit adjustments in the number and option price of the shares granted under the plan except as permitted by the provisions of paragraph (c) of Section 3 above.